UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2004

AIRGATE PCS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	027455	58-2422929

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Harris Tower, 233 Peachtree Street N.E., Suite 1700 Atlanta, Georgia	30303

(Address of principal executive offices)	(Zip Code)

(404) 525-7272

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 12.    Results of Operations and Financial Condition

     On February 2, 2004, AirGate PCS, Inc., a Delaware corporation, issued a press release announcing its financial and operating results for the first quarter of fiscal 2004. A copy of the press release is attached hereto as exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)        Exhibits.

Exhibit No	Description

99.1	Press Release, dated February 2, 2004, issued by AirGate PCS, Inc. announcing its financial and operating results for the first quarter of fiscal 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGATE PCS, INC. (Registrant)

Date: February 2, 2004	By: /s/ William H. Seippel
Name: William H. Seippel
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 2, 2004, issued by AirGate PCS, Inc. announcing its financial and operating results for the first quarter of fiscal 2004.